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                                                                    EXHIBIT 4.8

[BORDER]

THIS CERTIFICATE IS TRANSFERABLE IN
  CINCINNATI, OH OR NEW YORK NY

     NUMBER                                                             SHARES

                                                             CUSIP 855083 10 1
                                        SEE REVERSE FOR CERTAIN DEFINITIONS


                             STAR BANC CORPORATION
                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO


THIS CERTIFIES THAT




is the owner of




                    FULLY PAID AND NONASSESSABLE SHARES OF
                        NO PAR VALUE CONVERTIBLE STOCK OF


Star Banc Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        Witness the signatures of the duly authorized officers of the Corporation.

Dated
                                                                  /S/ SECRETARY

                                                      /S/ CHAIRMAN OF THE BOARD
Countersigned and Registered:
          STAR BANK, N.A.,
            Cincinnati, OH Transfer and Registrar

          By,

                              Authorized Signature
                              [SEAL OF STAR BANC]







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        The corporation will mail to shareholder, without charge within five days after receipt of a written request therefor, a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.

The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                        _______________________________

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ___________________   Custodian   ___________________
                              (cust)                            (minor)

                        under Uniform Transfers to Minors
                        Act______________________________
                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________________________________ hereby sell(s), assign(s) and transfer(s) unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

_________--_________--__________________________________________________________

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                               CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_____________________________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________.

Attorney, to transfer the said shares on the books of the with-named Bank, with full power of substitution in the premises.
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Dated________________________________  ________________________________________


                                              SIGNATURE GUARANTEED

                                       ________________________________________

This certificate may, upon conversion, also evidence and entitle the holder hereof to certain Rights as set forth in the Rights Agreement between Star
Banc Corporation (the "Company") and Star Bank, N.A. (the "Rights Agent") dated as of October 10, 1989 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.